                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 18-Mar-03

                        CIT Equipment Collateral 2002-VT1

              A Delaware       Commission File      I.R.S. Employer
             Corporation        No. 0001172747       No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

     Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report

                                                                                     Determination Date:         03/18/03
                                                                                      Collection Period:         02/28/03
                                                                                           Payment Date:         03/20/03
I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a.  Scheduled Payments Received                                                                      $32,526,394.10
      b.  Liquidation Proceeds Allocated to Owner Trust                                                        812,555.10
      c.  Required Payoff Amounts of Prepaid Contracts                                                         631,830.95
      d.  Required Payoff Amounts of Purchased Contracts                                                             0.00
      e.  Proceeds of Clean-up Call                                                                                  0.00
      f.  Investment Earnings on Collection Account and Note Distribution Account                                    0.00

                                                  Total Available Pledged Revenues =                       $33,970,780.15

   B.  Determination of Available Funds

      a.  Total Available Pledged Revenues                                                                 $33,970,780.15
      b.  Servicer Advances                                                                                  3,995,312.79
      c.  Recoveries of  prior Servicer Advances                                                            (4,535,788.89)
      d.  Withdrawal from Cash Collateral Account                                                              426,356.71
                                                                                                           --------------
                                                  Total Available Funds =                                  $33,856,660.76

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

      1.  Servicing Fee                                                                                          441,007.58

      2.  Class A-1 Note Interest Distribution                                                        0.00
          Class A-1 Note Principal Distribution                                                       0.00
               Aggregate Class A-1 distribution                                                                        0.00

      3.  Class A-2 Note Interest Distribution                                                  553,187.68
          Class A-2 Note Principal Distribution                                              28,921,415.06
               Aggregate Class A-2 distribution                                                               29,474,602.74

      4.  Class A-3 Note Interest Distribution                                                1,071,308.33
          Class A-3 Note Principal Distribution                                                       0.00
               Aggregate Class A-3 distribution                                                                1,071,308.33

      5.  Class A-4 Note Interest Distribution                                                  414,657.08
          Class A-4 Note Principal Distribution                                                       0.00
               Aggregate Class A-4 distribution                                                                  414,657.08

      6.  Deposit to the Class A Principal Account                                                    0.00

      7.  Class B Note Interest Distribution                                                     64,196.00
          Class B Note Principal Distribution                                                   857,508.26
               Aggregate Class B distribution                                                                    921,704.26

      8.  Class C Note Interest Distribution                                                     39,161.47
          Class C Note Principal Distribution                                                   467,731.78
               Aggregate Class C distribution                                                                    506,893.25

      9.  Class D Note Interest Distribution                                                     91,023.96
          Class D Note Principal Distribution                                                   935,463.56
               Aggregate Class D distribution                                                                  1,026,487.52

      10. Deposit to the Cash Collateral Account                                                                       0.00

      11. Amounts in accordance with the CCA Loan Agreement                                                            0.00

      12. Remainder to the holder of the equity certificate                                                            0.00

                                                  Collection Account Distributions =                          33,856,660.76
                                                                                                              =============

    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

      1.  Payment due on the Senior Loan                                                                       2,356,206.52

      2.  Payment due on the Holdback                                                                                 0.00

      3.  Payment to the Depositor                                                                                    0.00
                                                                                                              -------------

                                                  Cash Collateral Account Distributions =                      2,356,206.52
                                                                                                              =============

    C. INCORRECT DEPOSITS TO BE RETURNED TO CIT   Collection Account Distributions =                                   0.00
                                                                                                              -------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

   ---------------------------------------------------------------------------------
          Distribution         Class A-1     Class A-2       Class A-3     Class A-4
            Amounts              Notes         Notes           Notes         Notes
   ---------------------------------------------------------------------------------
1.        Interest Due            0.00        553,187.68   1,071,308.33   414,657.08
2        Interest Paid            0.00        553,187.68   1,071,308.33   414,657.08
3      Interest Shortfall         0.00              0.00           0.00         0.00
        ((1) minus (2))
4        Principal Paid           0.00     28,921,415.06           0.00         0.00

5  Total Distribution Amount      0.00     28,921,415.06     414,657.08         0.00
         ((2) plus (4))

   -----------------------------------------------------------------------------------
          Distribution           Class B      Class C      Class D      Total Offered
            Amounts               Notes        Notes        Notes           Notes
   -----------------------------------------------------------------------------------
1.        Interest Due          64,196.00    39,161.47      91,023.96     2,233,534.52
2        Interest Paid          64,196.00    39,161.47      91,023.96     2,233,534.52
3      Interest Shortfall            0.00         0.00           0.00             0.00
        ((1) minus (2))
4        Principal Paid        857,508.26   467,731.78     935,463.56    31,182,118.66

5  Total Distribution Amount   921,704.26   506,893.25   1,026,487.52    31,791,157.17
         ((2) plus (4))

IV. Information Regarding the Securities

    A Summary of Balance Information

   --------------------------------------------------------------------------------------------------
                     Applicable   Principal Balance   Class Factor   Principal Balance   Class Factor
                       Coupon          Mar-03            Mar-03            Feb-03           Feb-03
        Class           Rate        Payment Date      Payment Date     Payment Date      Payment Date
   --------------------------------------------------------------------------------------------------
a. Class A-1 Notes     1.9600%                0.00       0.00000                 0.00      0.00000
b. Class A-2 Notes     2.9000%      199,983,832.35       0.72196       228,905,247.40      0.82637
c. Class A-3 Notes     4.0300%      319,000,000.00       1.00000       319,000,000.00      1.00000
d. Class A-4 Notes     4.6700%      106,550,000.00       1.00000       106,550,000.00      1.00000
e.  Class B Notes      3.9700%       18,546,825.22       0.63192        19,404,333.48      0.66114
f.  Class C Notes      4.4400%       10,116,450.12       0.63228        10,584,181.90      0.66151
g.  Class D Notes      5.1600%       20,232,900.24       0.63037        21,168,363.80      0.65951

h.       Total Offered Notes        674,430,007.92                     705,612,126.58

i.    One - Month Libor Rate               1.34000%

    B Other Information

   -------------------------------------------------------
                         Scheduled           Scheduled
                     Principal Balance   Principal Balance
                          Mar-03              Feb-03
        Class          Payment Date        Payment Date
   -------------------------------------------------------
   Class A-1 Notes         0.00                0.00

   ----------------------------------------------------------------------------------------
                               Target            Class           Target           Class
                          Principal Amount       Floor      Principal Amount      Floor
                Class          Mar-03           Mar-03           Feb-03           Feb-03
    Class    Percentage     Payment Date     Payment Date     Payment Date     Payment Date
   ----------------------------------------------------------------------------------------
   Class A     92.75%      625,533,832.35                    654,455,247.40
   Class B      2.75%       18,546,825.22        0.00         19,404,333.48        0.00
   Class C      1.50%       10,116,450.12        0.00         10,584,181.90        0.00
   Class D      3.00%       20,232,900.24        0.00         21,168,363.80        0.00

V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

       1. Principal Balance of Notes and Equity Certificates                                        705,612,126.58
          (End of Prior Collection Period)
       2. Contract Pool Principal Balance (End of Collection Period)                                674,430,007.92
                                                                                                    --------------
                Total monthly principal amount                                                       31,182,118.66

   B.  PRINCIPAL BREAKDOWN                                                      No. of Accounts
                                                                                ---------------
       1. Scheduled Principal                                                       69,862           29,112,114.71
       2. Prepaid Contracts                                                            159              631,830.95
       3. Defaulted Contracts                                                          226            1,438,173.00
       4. Contracts purchased by CIT Financial USA, Inc.                                 0                    0.00
                                                                                    ------          --------------
          Total Principal Breakdown                                                 70,247           31,182,118.66

VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                                   --------------------------------------------------
                                                                       Original           Mar-03          Feb-03
                                                                         Pool          Payment Date    Payment Date
                                                                   --------------------------------------------------
       1.  a.  Contract Pool Balance                               1,068,496,994.00   674,430,007.92   705,612,126.58
           b.  No of Contracts                                               73,864           70,247           70,632
           c.  Pool Factor

       2.  Weighted Average Remaining Term                                    38.00             30.1             31.5

       3.  Weighted Average Original Term                                      44.1

    B. DELINQUENCY INFORMATION

                                                               ---------------------------------------------------------------
                                                                           % of Aggregate
                                                                 % of      Required Payoff     No. of       Aggregate Required
                                                               Contracts       Amount         Accounts        Payoff Amounts
                                                               ---------------------------------------------------------------
       1.  Current                                               94.35%         95.78%             66,276     654,496,937.06
           31-60 days                                             3.12%          2.69%              2,190      18,382,663.14
           61-90 days                                             1.23%          0.70%                865       4,813,404.21
           91-120 days                                            0.65%          0.41%                459       2,819,836.44
           120+ days                                              0.65%          0.42%                457       2,843,468.24

                      Total Delinquency                          100.0%         100.0%             70,247     683,356,309.09

       2.  Delinquent Scheduled Payments:

           Beginning of Collection Period                                                    9,466,777.27
           End of Collection Period                                                          8,926,301.17
                                                                                             ------------

                      Change in Delinquent Scheduled Payments                                 (540,476.10)

      C.  DEFAULTED CONTRACT INFORMATION

         1.  Required Payoff Amount on Defaulted Contracts                                   1,438,173.00
         2.  Liquidation Proceeds received                                                     812,555.10
                                                                                             ------------
         3.  Current Liquidation Loss Amount                                                   625,617.90

         4.  Cumulative Liquidation Losses to date                                           7,306,169.87

                      % of Initial Contracts                                                        2.683%
             % of Initial Contract Pool Balance                                                     0.684%

VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

         1.  Opening Servicer Advance Balance                                 9,466,777.27
         2.  Current Period Servicer Advance                                  3,995,312.79
         3.  Recoveries of prior Servicer Advances                           -4,535,788.89
                                                                             -------------
         4.  Ending Servicer Advance Balance                                  8,926,301.17

     B.  CASH COLLATERAL ACCOUNT

         1.  Applicable Rates for the Interest Period:
             a.  Libor Rate for the Interest Period                                                1.3400%
             b.  Senior Loan Interest Rate                                                         4.8400%
             c.  Holdback Amount Interest Rate                                                     7.3400%

         2.  Opening Cash Collateral Account                                                                   61,741,061.08

         3.  Deposit from the Collection Account                                                                        0.00

         4.  Withdrawals from the Cash Collateral Account                                                        (426,356.71)

         5.  Investment Earnings                                                                                   54,127.84

         6.  Investment Earnings Distributions:
             a.  Senior Loan Interest                                                                             -54,127.84
             b.  Senior Loan Principal                                                                                  0.00
             c.  Holdback Amount Interest                                                                               0.00
             d. Holdback Amount Principal                                                                               0.00
                                                                                                               -------------
                              Total Investment Earnings distributions                                             -54,127.84

         7.  Remaining available amount                                                                                 0.00

         8.  Required Cash Collateral Account Amount                                                           59,012,625.69

         9.  Cash Collateral Account Surplus/ (Shortfall)                                                               0.00

         10. Distribution of CCA Surplus:
             a.  Senior Loan Principal                                                                         -2,302,078.68
             b. Holdback Amount Principal                                                                               0.00
                                                                                                               -------------
                                              Total Distribution of Surplus                                    -2,302,078.68

         11. Ending Cash Collateral Account                                                                    59,012,625.69

         12. Cash Collateral Account deficiency                                                                         0.00

     C.  OTHER RELATED INFORMATION

         1.  Discount Rate                                                          4.6150%

         2.  Life to Date Prepayment (CPR)                                             6.4%

         3.  Life to Date Substitutions:

             a.  Prepayments                                                0.00

             b.  Defaults                                                   0.00

   ---------------------------------------------------
                             Mar-03          Feb-03
                 Item     Payment Date    Payment Date
   ---------------------------------------------------
   a.  Senior Loan        4,523,959.00    6,826,037.68
   b.  Holdback Amount   58,767,335.00   58,767,335.00

   NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY
CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 03/20/03

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer